*** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT NUMBER 3309

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Relating to Boeing Model 737-79P and 737-89P Aircraft

with

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

TABLE OF CONTENTS

		SA
		NUMBER
ARTICLES

1.	Quantity, Model and Description	1

2.	Delivery Schedule	1

3.	Price	1

4.	Payment	2

5.	Miscellaneous	2

TABLE

1.	Aircraft Information Table – Block A Aircraft	5

2.	Aircraft Information Table – Block B Aircraft	7

EXHIBIT

A-1.	Aircraft Configuration – Block A Aircraft	A

A-2.	Aircraft Configuration – Block B Aircraft	A

B.	Aircraft Delivery Requirements and Responsibilities	B

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	AE1

BFE1.	BFE Variables	BFE1

CS1.	Customer Support Variables	CS1

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	EE1

SLP1.	Service Life Policy Components	SLP1

i

LETTER AGREEMENTS

3309-01	737 Spare Parts Initial Provisioning

3309-02	Aircraft Model Substitution

6-1165-REW-0111	Liquidated Damages Non-Excusable Delay

6-1165-REW-0112	Performance Guarantees

6-1165-REW-0113	Special Matters - Toolbox Contract Extension

6-1165-REW-0114	Special Matters

6-1165-REW-0115	Payment Matters

6-1165-REW-0116	Government Approval

6-1165-REW-0117	Special Escalation Program

6-1165-REW-0118	Shareholder Approval

6-1165-REW-0119	Board Approval

6-1165-REW-0120	Volume Agreement

ii

Purchase Agreement No. 3309

between

The Boeing Company

and

China Eastern Airlines Corporation, Ltd.

This Purchase Agreement No. 3309 dated as of  30 JAN 2008 between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd., (Customer) relating to the purchase and sale of Model 737-79P and 737-89P aircraft together with all tables, exhibits, supplemental exhibits, letter agreement and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of March 7, 2001 between the parties, identified as AGTA-CEA (AGTA). Boeing and China Eastern Aviation Import & Export Corporation consent and agree that Customer may utilize the AGTA for the Purchasing Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA.

Article 1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-79P and 737-89P aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A- l and A-2 in the quantities listed in Table 1 and Table 2 to the Purchase Agreement.

Article 2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1 and Table 2. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and Table 2 in subject to escalation dollars.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 and Table 2 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

1

Article 4.Payment.

***

Article 5.Miscellaneous.

5.1 Aircraft Information Table. Table 1 and Table 2 consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. The level of support to be

2

provided under Supplemental Exhibit CS1 (the Entitlements) assumes that at the time of delivery of Customer's first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-79P and 737-89P aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer's operation of 737-79P and 737-89P aircraft.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft (Covered Components).

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

5.9 Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. By receiving this Purchase Agreement, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

3

[***THIS PAGE HAS BEEN REDACTED***]

4

Table 1 to
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	Detail Specification:	D019A001CEA37P-1 (8/6/2007)

Engine Model/Thrust:	CFM56-7B22	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Furnished Equipment (SPE) Estimate:	***

***

Refundable Deposit/Aircraft at proposal Accept:	***

Delivery Date	Number of Aircraft	***
Jul-2011	1	***
Aug-2012	1	***
Nov-2012	1	***
Apr-2013	1	***
Aug-2013	1	***
Nov-2013	1	***
Feb-2014	1	***
Apr-2014	1	***
Jun-2014	1	***
Aug-2014	1	***
Oct-2014	1	***
Mar-2015	1	***
Jun-2015	1	***

5

Table 1 to
Aircraft Delivery, Description, Price and Advance Payments (continued)

Aug-2015	1	***
Oct -2015	1	***
Total:	15	***

6

Table 2 to
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:	D019A001CEA38P-1 REV B (10/3/2005)

Engine Model/Thrust:	CFM56-7B2	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Furnished Equipment (SPE) Estimate:	***
***

Refundable Deposit/Aircraft at Proposal Accep:	***

Delivery Date	Number of Aircraft	***
Nov-2011	1	***
Oct-2012	1	***
Mar-2013	1	***
Jun-2013	1	***
Sep-2013	1	***
Dec-2013	1	***
Mar-2014	1	***
May-2014	1	***
Jul-2014	1	***
Sep-2014	1	***
Feb-2015	1	***
Apr-2015	1	***
Jul-2015	1	***

7

Table 2 to
Aircraft Delivery, Description, Price and Advance Payments (continued)

Sep2015	1	***
Nov-2015	1	***
Total:	15	***

8

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-1 to Purchase Agreement Number 3309

Block A aircraft

A

AIRCRAFT CONFIGURATION

Dated 30 JAN 2008

relating to

Block A

BOEING MODEL 737-79P AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001CEA38P-1 Rev TBD dated as of TBD. Such Detail Specification will be comprised of Boeing Detail Specification D019A001CEA37P-1 Rev L dated August 6, 2007 as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

A-1

Attachment A-1
to PA 3309

***

Attachment A-1
to PA 3309

***

Attachment A-1
to PA 3309

***

Attachment A-1
to PA 3309

***

Attachment A-1
to PA 3309
***

Attachment A-1
to PA 3309

***

Attachment A-1 to
PA 3309

***

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-2 to Purchase Agreement Number 3309

Block B aircraft

A

AIRCRAFT CONFIGURATION

Dated 30 Jan 2008

relating to

Block B

BOEING MODEL 737-89P AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001CEA38P-1 Rev TBD dated as of TBD. Such Detail Specification will be comprised of Boeing Detail Specification D019A001CEA38P-1 Rev B dated October 3, 2005 as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

A-1

Exhibit A-2 to
Purchase Agreement No. 3309

***

Exhibit A-2 to
Purchase Agreement No. 3309

***

Exhibit A-2 to
Purchase Agreement No. 3309

***

Exhibit A-2 to
Purchase Agreement No. 3309

***

Exhibit A-2 to
Purchase Agreement No. 3309

***

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit B to Purchase Agreement Number 3309

B

Exhibit B to
Purchase Agreement No. 3309

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-79P and 737-89P AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various time during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1	Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2	Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from

Exhibit B to
Purchase Agreement No. 3309

the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3	Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs on Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.	INSURANCE CERTIFICATES.

***

Exhibit B to
Purchase Agreement No. 3309

3.	NOTICE OF FLYAWAY CONFIGURATION.

***

4.	DELIVERY ACTIONS BY BOEING.

***

Exhibit B to
Purchase Agreement No. 3309

***

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designing and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA

Exhibit B to
Purchase Agreement No. 3309

approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit AE1 to Purchase Agreement Number 3309

AE1

1.	Formula.

***

AE1-1

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD. (CEA)

Supplemental Exhibit BFE1 to Purchase Agreement Number 3309

BFE1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-79P and 737-89P AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1	Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	***September 1, 2010

Galley Inserts	***September 1, 2010

Seats (passenger)	***September 1, 2010

Cabin Systems Equipment	September 1, 2010

Miscellaneous Emergency Equipment	September 1, 2010

Cargo Handling Systems	September 1, 2010

For a new certification, supplier requires notification 10 months prior to Cargo Handling System on-dock date.

**-If configuration for this program includes any or all below, customer will need to provide Supplier Selections two (2) months earlier than stated above.

-	Development seats

-	In seat video

-	G4C/G4D galleys

BFE1-1

2. On-dock Dates

On or before October 2010, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
	July 2011 Aircraft	November 2011 Aircraft
Seats	5/20/2011	9/22/2011
Galleys/Furnishings	5/13/2011	9/15/2011
Antennas & Mounting Equipment	3/21/2011	7/22/2011
Avionics	5/13/2011	9/15/2011
Cabin Systems Equipment	5/13/2011	9/15/2011
Miscellaneous Emergency Equipment	5/13/2011	9/15/2011
Textiles/Raw Material	2/8/2011	6/9/2011
Cargo Systems	4/29/2011	9/1/2011
Provision Kits	12/23/2010	5/2/2011
Radomes	4/13/2011	8/15/2011

BFE1-2

Item	Preliminary On-Dock Dates
	August 2012 Aircraft	October 2012 Aircraft
Seats	6/21/2012	8/23/2012
Galleys/Furnishings	6/14/2012	8/16/2012
Antennas & Mounting Equipment	4/20/2012	6/22/2012
Avionics	6/14/2012	8/16/2012
Cabin Systems Equipment	6/14/2012	8/16/2012
Miscellaneous Emergency Equipment	6/14/2012	8/16/2012
Textiles/Raw Material	3/9/2012	5/10/2012
Cargo Systems	6/1/2012	8/2/2012
Provision Kits	2/1/2012	4/2/2012
Radomes	5/14/2012	7/16/2012

Item	Preliminary On-Dock Dates
	November 2012 Aircraft	March 2013 Aircraft
Seats	9/20/2012	1/23/2013
Galleys/Furnishings	9/13/2012	1/16/2013
Antennas & Mounting Equipment	7/20/2012	11/26/2012
Avionics	9/13/2012	1/16/2013
Cabin Systems Equipment	9/13/2012	1/16/2013
Miscellaneous Emergency Equipment	9/13/2012	1/16/2013
Textiles/Raw Material	6/7/2012	10/1/2012
Cargo Systems	8/30/2012	1/2/2013
Provision Kits	4/30/2012	9/4/2012
Radomes	8/13/2012	1/11/2012

BFE1-3

Item	Preliminary On-Dock Dates
	April 2013 Aircraft	June 2013 Aircraft
Seats	2/20/2013	4/19/2013
Galleys/Furnishings	2/13/2013	4/12/2013
Antennas & Mounting Equipment	12/11/2012	2/20/2013
Avionics	2/13/2013	4/12/2013
Cabin Systems Equipment	2/13/2013	4/12/2013
Miscellaneous Emergency Equipment	2/13/2013	4/12/2013
Textiles/Raw Material	10/29/2012	1/10/2013
Cargo Systems	1/30/2013	3/29/2013
Provision Kits	9/28/2012	11/29/2012
Radomes	1/14/2013	4/10/2013

Item	Preliminary On-Dock Dates
	August 2013 Aircraft	September 2013 Aircraft
Seats	6/20/2013	7/23/2013
Galleys/Furnishings	6/13/2013	7/16/2013
Antennas & Mounting Equipment	4/19/2013	5/23/2013
Avionics	6/13/2013	7/16/2013
Cabin Systems Equipment	6/13/2013	7/16/2013
Miscellaneous Emergency Equipment	6/13/2013	7/16/2013
Textiles/Raw Material	3/8/2013	4/9/2013
Cargo Systems	5/30/2013	7/2/2013
Provision Kits	1/30/2013	3/1/2013
Radomes	5/13/2013	6/17/2013

BFE1-4

Item	Preliminary On-Dock Dates
	November 2013 Aircraft	December 2013 Aircraft
Seats	9/20/2013	10/23/2013
Galleys/Furnishings	9/13/2013	10/16/2013
Antennas & Mounting Equipment	7/19/2013	8/23/2013
Avionics	9/13/2013	10/16/2013
Cabin Systems Equipment	9/13/2013	10/16/2013
Miscellaneous Emergency Equipment	9/13/2013	10/16/2013
Textiles/Raw Material	6/7/2013	7/11/2013
Cargo Systems	8/30/2013	10/2/2013
Provision Kits	4/30/2013	6/3/2013
Radomes	9/10/2013	9/16/2013

Item	Preliminary On-Dock Dates
	February 2014 Aircraft	March 2014 Aircraft
Seats	12/13/2013	1/23/2014
Galleys/Furnishings	12/6/2013	1/16/2014
Antennas & Mounting Equipment	10/14/2013	11/22/2013
Avionics	12/6/2013	1/16/2014
Cabin Systems Equipment	12/6/2013	1/16/2014
Miscellaneous Emergency Equipment	12/6/2013	1/16/2014
Textiles/Raw Material	8/29/2013	10/1/2013
Cargo Systems	11/22/2013	1/2/2014
Provision Kits	7/22/2013	9/3/2013
Radomes	11/6/2013	12/16/2013

BFE1-5

Item	Preliminary On-Dock Dates
	April 2014 Aircraft	May 2014 Aircraft
Seats	2/20/2014	3/21/2014
Galleys/Furnishings	2/13/2014	3/14/2014
Antennas & Mounting Equipment	12/20/2013	1/21/2014
Avionics	2/13/2014	3/14/2014
Cabin Systems Equipment	2/13/2014	3/14/2014
Miscellaneous Emergency Equipment	2/13/2014	3/14/2014
Textiles/Raw Material	10/29/2013	11/27/2013
Cargo Systems	1/30/2014	2/28/2014
Provision Kits	9/30/2013	10/28/2013
Radomes	1/13/2014	2/14/2014

Item	Preliminary On-Dock Dates
	June 2014 Aircraft	July 2014 Aircraft
Seats	4/22/2014	5/21/2014
Galleys/Furnishings	4/15/2014	5/14/2014
Antennas & Mounting Equipment	2/21/2014	3/21/2014
Avionics	4/15/2014	5/14/2014
Cabin Systems Equipment	4/15/2014	5/14/2014
Miscellaneous Emergency Equipment	4/15/2014	5/14/2014
Textiles/Raw Material	1/9/2014	2/7/2014
Cargo Systems	4/2/2014	5/1/2014
Provision Kits	12/2/2013	1/2/2014
Radomes	3/14/2014	4/14/2014

BFE1-6

Item	Preliminary On-Dock Dates
	August 2014 Aircraft	September 2014 Aircraft
Seats	6/20/2014	7/23/2014
Galleys/Furnishings	6/13/2014	7/16/2014
Antennas & Mounting Equipment	4/21/2014	5/23/2014
Avionics	6/13/2014	7/16/2014
Cabin Systems Equipment	6/13/2014	7/16/2014
Miscellaneous Emergency Equipment	6/13/2014	7/16/2014
Textiles/Raw Material	3/10/2014	4/9/2014
Cargo Systems	5/30/2014	7/2/2014
Provision Kits	1/30/2014	3/3/2014
Radomes	5/13/2014	6/16/2014

Item	Preliminary On-Dock Dates
	October 2014 Aircraft	February 2015 Aircraft
Seats	8/21/2014	12/15/2014
Galleys/Furnishings	8/14/2014	12/8/2014
Antennas & Mounting Equipment	6/20/2014	10/15/2014
Avionics	8/14/2014	12/8/2014
Cabin Systems Equipment	8/14/2014	12/8/2014
Miscellaneous Emergency Equipment	8/14/2014	12/8/2014
Textiles/Raw Material	5/8/2014	8/29/2014
Cargo Systems	7/31/2014	11/24/2014
Provision Kits	3/31/2014	7/24/2014
Radomes	7/14/2014	11/7/2014

BFE1-7

Item	Preliminary On-Dock Dates
	March 2015 Aircraft	April 2015 Aircraft
Seats	1/22/2015	2/19/2015
Galleys/Furnishings	1/15/2015	2/12/2015
Antennas & Mounting Equipment	11/23/2014	12/19/2014
Avionics	1/15/2015	2/12/2015
Cabin Systems Equipment	1/15/2015	2/12/2015
Miscellaneous Emergency Equipment	1/15/2015	2/12/2015
Textiles/Raw Material	9/30/2014	10/28/2014
Cargo Systems	1/2/2015	1/29/2015
Provision Kits	9/2/2014	9/29/2014
Radomes	12/15/2014	1/12/2015

Item	Preliminary On-Dock Dates
	June 2015 Aircraft	July 2015 Aircraft
Seats	4/22/2015	5/20/2015
Galleys/Furnishings	4/15/2015	5/13/2015
Antennas & Mounting Equipment	2/23/2015	3/20/2015
Avionics	4/15/2015	5/13/2015
Cabin Systems Equipment	4/15/2015	5/13/2015
Miscellaneous Emergency Equipment	4/15/2015	5/13/2015
Textiles/Raw Material	1/9/2015	2/6/2015
Cargo Systems	4/1/2015	4/29/2015
Provision Kits	12/1/2014	12/23/2014
Radomes	3/16/2015	4/13/2015

BFE1-8

Item	Preliminary On-Dock Dates
	August 2015 Aircraft	September 2015 Aircraft
Seats	6/22/2015	7/23/2015
Galleys/Furnishings	6/15/2015	7/16/2015
Antennas & Mounting Equipment	4/15/2015	5/22/2015
Avionics	6/15/2015	7/16/2015
Cabin Systems Equipment	6/15/2015	7/16/2015
Miscellaneous Emergency Equipment	6/15/2015	7/16/2015
Textiles/Raw Material	4/24/2015	4/9/2015
Cargo Systems	6/1/2015	7/2/2015
Provision Kits	2/2/2015	3/2/2015
Radomes	5/15/2015	6/16/2015

Item	Preliminary On-Dock Dates
	October 2015 Aircraft	November 2015 Aircraft
Seats	8/21/2015	9/22/2015
Galleys/Furnishings	8/14/2015	9/15/2015
Antennas & Mounting Equipment	6/22/2015	7/22/2015
Avionics	8/14/2015	9/15/2015
Cabin Systems Equipment	8/14/2015	9/15/2015
Miscellaneous Emergency Equipment	8/14/2015	9/15/2015
Textiles/Raw Material	5/8/2015	6/9/2015
Cargo Systems	7/31/2015	9/1/2015
Provision Kits	3/31/2015	5/1/2015
Radomes	7/14/2015	8/14/2015

BFE1-9

3. Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

BFE1-10

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit CS1 to Purchase Agreement Number 3309

CS1

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-79P and 737-89P AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

***

CS1-1

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit EE1 to Purchase Agreement Number 3309

EE1

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-79P and 737-89P AIRCRAFT

1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.10 below and Paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

EE1-1

2.2 Patents.

2.2.1CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2.CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4 Warranty Pass-On.

2.4.1If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

EE1-2

2.4.2Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5 New Engine Warranty.

***

2.6 Never Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

***

EE1-3

***

2.7 Ultimate Life Warranty.
***

2.8 Campaign Change Warranty.

***

EE1-4

***

2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF

EE1-5

LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

EE1-6

TABLE 1
737X

***

EE1-7

TABLE 1
737X
***
(Continued)

***

EE1-8

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit SLP1 to Purchase Agreement Number 3309

SLP1

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3309.

1.	Wing.

a)  Upper and lower wing skins and stiffeners between the  forward and rear wing spars.

b)  Wing spar webs, chords and stiffeners.

c)  Inspar wing ribs.

d)  Inspar splice plates and fittings.

e)  Main landing gear support structure.

f)  Wing center section lower beams, spanwise beams and floor  beams, but not the seat tracks attached to floor beams.

g)  Wing-to-body structural attachments.

h)  Engine strut support fittings attached directly to wing primary  structure.

i)  Support structure in the wing for spoilers and spoiler actuators; for  aileron hinges and reaction links; and for leading edge devices and  trailing edge flaps.

j)  Trailing edge flap tracks and carriages.

k)  Aileron leading edge device and trailing edge flap internal,  fixed  attachment and actuator support structure.

SLP1-1

2.	Body.

a)
External surface skins and doublers, longitudinal stiffeners, longerons  and circumferential rings and frames between the forward pressure  bulkhead and the vertical stabilizer rear spar bulkhead and structural  support and enclosure for the APU but excluding all system  components and related installation and connecting devices, insulation,  lining, and decorative panels and related installation and connecting  devices.

b)	Window and windshield structure but excluding the windows and windshields.

c)
Fixed attachment structure of the passenger doors, cargo doors and  emergency exits, excluding door mechanisms and movable hinge  components. Sills and frames around the body openings for the  passenger doors, cargo doors and emergency exits, excluding scuff  plates and pressure seals.

d)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

e)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

g)	Forward and aft pressure bulkheads.

h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

i)
Wing front and rear spar support bulkheads, and vertical and horizontal  stabilizer front and rear spar support bulkheads including terminal  fittings but excluding all system components and related installation  and connecting devices, insulation, lining, and decorative panels and  related installation and connecting devices.

j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

SLP1-2

3.	Vertical Stabilizer.

a)	External skins between front and rear spars.

b)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

c)	Inspar ribs.

d)	Rudder hinges and supporting ribs, excluding bearings.

e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

f)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

a)	External skins between front and rear spars.

b)	Front and rear spar chords, webs and stiffeners.

c)	Inspar ribs.

d)	Stabilizer center section including hinge and screw support structure.

e)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

f)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

a)	Strut external surface skin and doublers and stiffeners.

b)	Internal strut chords, frames and bulkheads.

c)	Strut to wing fittings and diagonal brace.

d)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

SLP1-3

6.	Main Landing Gear.

a)	Outer cylinder.

b)	Inner cylinder, including axles.

c)	Upper and lower side struts, including spindles, universals and reaction links.

d)	Drag strut.

e)	Orifice support tube.

f)	Downlock links including spindles and universals.

g)	Torsion links.

h)	Bell crank.

i)	Trunnion link.

j)	Actuator beam, support link and beam aim.

7.	Nose Landing Gear.

a)	Outer cylinder.

b)	Inner cylinder, including axles.

c)	Orifice support tube.

d)	Upper and lower drag strut, including lock links.

e)	Steering plates and steering collars.

f)	Torsion links.

NOTE:	The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

SLP1-4

3309-01

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Spare Parts Initial Provisioning

Reference:	a)	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-89P aircraft (the Aircraft)

b)	Customer Services General Terms Agreement No. 9P (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.Definitions.

“Provisioning Data” means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), engines and engine parts.

China Eastern Airlines Corporation, Ltd.
3309-01 Page 2

“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer

China Eastern Airlines Corporation, Ltd.
3309-01 Page 3

determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

***

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

China Eastern Airlines Corporation, Ltd.
3309-01 Page 4

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted, for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft, and ending five (5) years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-89P aircraft previously purchased by Customer from Boeing and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft , (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial

China Eastern Airlines Corporation, Ltd.
3309-01 Page 5

provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

***

China Eastern Airlines Corporation, Ltd.
3309-01 Page 6

7. Title and Risk of Loss.

***

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3309-02

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject:	Aircraft Model Substitution

Reference:
Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms and conditions herein, Customer may substitute the purchase of Boeing Model 737-800 or 737-900ER aircraft (Substitute Aircraft) in place of any of the Block A Aircraft. Correspondingly, Customer may substitute the purchase of Boeing Model 737-700 or 737-900ER aircraft (Substitute Aircraft) in place of any of the Block B Aircraft.

1.	Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

a)
no later than the first day of the month that is twelve months prior (for Model 737-700 and 737-800 aircraft) and fifteen moths prior (for Model 737-900ER aircraft) to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

b)
no later than the first day of the month that is fifteen months prior (for Model 737-700 and 737-800 aircraft) and eighteen months prior (for Model 737-900ER aircraft) to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

China Eastern Airlines Corporation, Ltd.
3309-02 Page 2

2.	Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

Substitution rights for Model 737-900ER aircraft exclude installation of auxiliary fuel tanks.

3.	Definitive Agreement.

***

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6-1165-REW-0111

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject:	Liquidated Damages - Non-Excusable Delay

Reference:
Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

***

China Eastern Airlines Corporation, Ltd.
6-1165-REW-0111  Page 2

2.	Interest

***

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6-1165-REW-0112

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:
Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

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6-1165-REW-0113

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Special Matters – Toolbox Contract Extension

***

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6-1165-REW-0114

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Special Matters

***

China Eastern Airlines Corporation, Ltd.
6-1165-REW-0114  Page 2

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China Eastern Airlines Corporation, Ltd.
6-1165-REW-0114  Page 3

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6-1165-REW-0115

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Payment Matters

***

China Eastern Airlines Corporation, Ltd.
6-1165-REW-0115  Page 2

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China Eastern Airlines Corporation, Ltd.
6-1165-REW-0115  Page 3

***

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China Eastern Airlines Corporation, Ltd.
6-1165-REW-0116

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Government Approval

***

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6-1165-REW-0117

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Special Escalation Program

***

China Eastern Airlines Corporation, Ltd.
6-1165-REW-0117  Page 2

***

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Attachment 1 to
6-1165-REW-0117

SPECIAL ESCALATION PROGRAM FACTORS

***

6-1165-REW-0118

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Shareholder Approval

***

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6-1165-REW-0119

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Board Approval

***

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6-1165-REW-0120

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People’s Republic of China

Subject: Volume Agreement

***

China Eastern Airlines Corporation, Ltd.
6-1165-REW-0120  Page 2

***

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